UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2025

TransMontaigne Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

1670 Broadway, Suite 3100

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 626-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which register

As of the date of this filing, the registrant has no common units outstanding.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TransMontaigne Partners LLC (“TLP”) announced today that on August 29, 2025, Randal T. Maffett notified TLP Acquisition Holdings, LLC (“TLP Acquisition”), the indirect 100% owner of TLP, of his intention to retire from his position as Chief Executive Officer of TLP, and its subsidiaries, effective as of September 2, 2025. Effective upon his retirement as Chief Executive Officer of TLP, Mr. Maffett will join the Board of Managers (the “Board”) of TLP Acquisition. Mr. Maffett has been the Chief Executive Officer of TLP since 2023.

On August 29, 2025, TLP Acquisition appointed Jesse Arenivas (52) as Chief Executive Officer of TLP and a member of the Board effective September 2, 2025. Mr. Arenivas served as CEO of EnLink Midstream LLC from 2022 to 2025. Prior to EnLink, Mr. Arenivas served in several executive roles with Kinder Morgan, Inc. (“KMI”) including President of KMI’s Energy Transition Ventures team and Vice President (President, CO2 segment). Before joining KMI in 2003, Mr. Arenivas spent five years at ConocoPhillips Co. in financial and commercial roles. Mr. Arenivas received a Bachelor of Business Administration in finance from the University of Texas Permian Basin and is a licensed Certified Public Accountant.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing Mr. Maffett’s retirement and Mr. Arenivas’s appointment is attached as Exhibit 99.1 hereto. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates the information by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 3, 2025, announcing retirement of Randal T. Maffett as CEO and appointment of Jesse Arenivas as CEO of TransMontaigne Partners LLC.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 99.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE PARTNERS LLC

By:	/s/ Matthew White
Name:	Matthew White
Title:	Executive Vice President, Secretary & General Counsel

Date: September 3, 2025